UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd.
 Eagan, Minnesota, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

(a) On December 7, 2023, we held our 2023 Annual Meeting of Shareholders (the "Annual Meeting"). As of the record date of October 10, 2023, shares eligible to vote totaled 5,103,556, comprised of 4,530,837 shares of Common Stock, 1,992,000 shares of Series A Preferred Stock (325,627 shares "as-converted" voting power), and 1,359,000 shares of Series B Preferred Stock (247,092 shares "as-converted" voting power). A quorum of 3,297,704 (72.78%) of the eligible shares of Common Stock, and a quorum of 3,721,946 (72.92%) of the eligible shares of Common Stock and Preferred Stock (on an as-converted basis, subject to voting cutbacks) were present in person or represented by proxy at the meeting.

(b) The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect R. Scott Ward, Scott A. Klosterman and Brian D. Baker to serve until the 2024 Annual Meeting of Shareholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes For	Withheld	Broker Non-Votes
R. Scott Ward	2,627,117	252,001	842,828
Scott A. Klosterman	2,620,761	258,357	842,828
Brian D. Baker	2,758,438	120,680	842,828

Proposal No. 2: Ratification of the appointment of Tanner LLC as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024

Votes For	Votes Against	Votes Abstained
3,664,964	19,284	37,698

Proposal No. 3: Approval of a Resolution Authorizing the Board to Effect Reverse Stock Split of our Common Stock

Class of Voting Stock	Votes For	Votes Against	Votes Abstained
Common	3,087,372	132,135	78,197
Common and Preferred (on an as-converted basis, subject to voting cutbacks) as a group	3,511,614	132,135	78,197

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023	DYNATRONICS CORPORATION

	By:	/s/ Brian D. Baker
	Name:	Brian D. Baker
	Title:	Chief Executive Officer